                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Steven D. Goldby, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the period ending September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.

                                       By: /s/ Steven D. Goldby
                                           -------------------------------
                                           Steven D. Goldby
                                           Chairman of the Board,
                                           Chief Executive Officer
                                           November 5, 2003

         I, Jeryl L. Hilleman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the period ending September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.

                                       By: /s/ Jeryl L. Hilleman
                                           -------------------------------
                                           Jeryl L. Hilleman
                                           Senior Vice President,
                                           Chief Financial Officer
                                           November 5, 2003